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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 15, 2000

                             McAFEE.COM CORPORATION
               (Exact name of registrant as specified in charter)

         Delaware                         333-87609              770503003
(State or other jurisdiction of    (Commission file number)    (IRS Employer
   of incorporation)                                         Identification No.)

                    2805 Bowers Avenue, Santa Clara, CA 95051
                    (Address of principal executive offices)

         Company's telephone number, including area code: (408) 572-1500


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Item 5. Other Events.

     On February 15, 2000, McAfee.com acquired Canada-based Signal9 Solutions Canada Inc. in an $18 million private transaction comprised of cash and stock. Signal9's products include a PC Firewall which offers security control to PC connections to the Internet.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       McAFEE.COM CORPORATION

                                       By: /s/ EVAN COLLINS
                                           -------------------
Dated:  February 22, 2000                  Evan Collins



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